Accrued Liabilities (Details) - USD ($) $ in Thousands	Dec. 31, 2016	Dec. 31, 2015
Accrued Liabilities
Accrued payroll	$ 1,032	$ 1,162
Accrued interest	9,193	8,059
Accrued expenses	5,239	4,793
Total	15,464	14,014
Other accruals	$ 5,200	3,600
Accrued realized losses on cash flow interest rate swaps		$ 1,200